                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 27, 2006
                                                 -------------------------------

          Bear Stearns Commercial Mortgage Securities Trust 2006-PWR13
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                         (Exact name of issuing entity)

                Bear Stearns Commercial Mortgage Securities Inc.
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            (Exact name of the depositor as specified in its charter)

                 Bear Stearns Commercial Mortgage, Inc., Wells Fargo
          Bank, National Association, Prudential Mortgage Capital
          Funding, LLC, Principal Commercial Funding II, LLC,
          Nationwide Life Insurance Company and Principal Commercial
          Funding LLC
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           (Exact name of the sponsors as specified in their charter)

Delaware                           333-120522-7            13-3411414
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(State or Other Jurisdiction       (Commission File No.    (IRS Employer
of Incorporation of depositor)     of issuing entity)      Identification Number
                                                           of depositor)

383 Madison Avenue, New York, NY                                  10179
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(Address of Principal Executive                          (Zip Code of depositor)
Offices of Depositor)

Depositor's telephone number, including area code (212) 272-2000
                                                  ------------------------------

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

Section 8   Other Events

Item 8.01.  Other Events

      On September 27, 2006, a single series of certificates, entitled Bear
Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through
Certificates, Series 2006-PWR13 (the "Certificates"), was issued pursuant to a pooling and servicing agreement, entered into by and among Bear Stearns
Commercial Mortgage Securities Inc. (the "Registrant"), Prudential Asset
Resources, Inc. as a Master Servicer, Wells Fargo Bank, National Association as
a Master Servicer, as Certificate Administrator and as Tax Administrator, ARCap
Servicing, Inc. as General Special Servicer and LaSalle Bank National
Association as Trustee. Certain classes of the Certificates (the "Underwritten
Certificates") were registered under the Registrant's registration statement on
Form S-3 (no. 333-130789) and sold to Bear, Stearns & Co. Inc., ("BSCI") and
Morgan Stanley & Co. Incorporated ("MSCI", and together with BSCI, the
"Underwriters") pursuant to an underwriting agreement (the "Underwriting
Agreement") entered into by and between the Registrant and the Underwriters. The final characteristics of the mortgage loans and mortgaged properties and characteristics of the multifamily loans varied from those attached as Appendix
B and Appendix C to the Registrant's Prospectus Supplement, dated September 13,
2006 which was previously filed. Such final characteristics are attached hereto as exhibits.

Section 9   Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(a) Financial statements of businesses acquired:

      Not applicable.

(b) Pro forma financial information:

      Not applicable.

(c) Exhibits:

Exhibit No.    Description

99.1           Certain Characteristics of the Mortgage Loans and Mortgaged
               Properties.

99.2           Certain Characteristics of the Multifamily Loans.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 4, 2006

                                        BEAR STEARNS COMMERCIAL MORTGAGE
                                        SECURITIES INC.

                                           By: /s/ Richard A. Ruffer, Jr.
                                               --------------------------
                                           Name:  Richard A. Ruffer, Jr.
                                           Title: Vice President

                                  EXHIBIT INDEX

               The following exhibits are filed herewith:

Exhibit No.    Description
-----------    -----------

99.1           Certain Characteristics of the Mortgage Loans and Mortgaged
               Properties.

99.2           Certain Characteristics of the Multifamily Loans.